SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15d of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest
event reported) October 16, 2000

WLR Foods, Inc.
(Exact name of Registrant as specified in its charter)

                                              Virginia                              0-17060                         54-1295923
                                             (State of                         (Commission File             (IRS Employer Iden-
                                          Incorporation)                           Number)                          tification No.)

P.O. Box 7000                                22815
Broadway, Virginia                         (Zip Code)
(Address of Principal executive offices)

(540) 896-7001
(Registrant's telephone number,
including area code)

Item 5      Other Events.

          Broadway, Virginia, October 16, 2000 – WLR Foods, Inc. (Nasdaq: WLRF) today announced that due to the schedule of the Securities and Exchange Commission (SEC) in conducting a limited review of the Company’s preliminary proxy statement, filed October 5, 2000, the proposed merger with Pilgrim’s Pride Corporation is now expected to be completed during January 2001. The delay is necessary to provide sufficient time between the mailing of the proxy statement to shareholders, once authorized by the SEC, and the date of the special meeting of WLR Foods, Inc.’s shareholders which will be held to approve the merger.

Item 7      Financial Statements and Exhibits

(c) Exhibits

See Exhibit Index.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    WLR FOODS, INC.

                                                    October 17, 2000                         By:  /s/ Dale S. Lam
                                                               Date                                               Dale S. Lam
                                                                                                             Chief Financial Officer and
                                                                                                             Vice President of Finance

Exhibit Index

Exhibit 99    Press release dated October 16, 2000